UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2005


                       American Locker Group Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                  0-439                 16-0338330
    ----------------------------   --------------        -------------------
    (State or other jurisdiction    (Commission           (IRS Employer
        of incorporation)           File Number)          Identification No.)


           608 Allen Street, Jamestown, New York              14701
--------------------------------------------------------   -------------
         (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (716) 664-9600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events


          On February 8, 2005, the Company announced that the United States Postal Service has advised the Company that it will not be awarded a contract for continued supply of Cluster Box Units (CBUs) to the United States Postal Service after the expiration of the current contracts on February 28, 2005. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under Item 8.01 of this Current Report on Form 8-K.




Item 9.01.  Financial Statements and Exhibits.

   (c)  Exhibits


               Exhibit 99.1 Press release dated February 8, 2005.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMERICAN LOCKER GROUP INCORPORATED


                                        By:  /s/ Edward F. Ruttenberg
                                             ---------------------------
                                             Edward F. Ruttenberg
                                             Chairman and
                                             Chief Executive Officer

Dated:  February 8, 2005



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






                                  EXHIBIT INDEX

Exhibit 99.1  Press release dated February 8, 2005  (filed herewith).


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